Schedule of Deferred Tax Assets (Details) - USD ($)	Sep. 30, 2025	Sep. 30, 2024	Sep. 30, 2023
Deferred tax assets:
Operating lease liabilities	$ 8,789	$ 827
Depreciation and amortization	959
Net operating loss carryforward	116,333	9,236
Less: valuation allowances	(116,333)	(9,236)
Total deferred tax assets	9,748	827
Deferred tax liabilities:
ROU assets	(8,314)	(807)
Total deferred tax liabilities	(8,314)	(807)
Deferred tax assets, net	$ 1,434	$ 20